                                                                  EXHIBIT 10.29


LETTERHEAD


                                                  August 25, 1998


Mr. John Homan
Truevision Laser Center of Albuquerque, Inc.
1720 Louisiana Blvd., NE, Ste 100
Albuquerque, NM 87110



Dear John:

I finally got the folks at headquarters to sit down and resolve the start date issue on your transaction. As you'll recall we booked the deal on March 18 but did not fund you until April 13. To resolve this, please sign the attached new Acceptance Certificate which is dated April 13th. This will coincide with the fund date and therefore make your first payment due May 13 (30 days in arrears). Our records indicate that you have made 3 payments which would bring you current through July 13. Please forward the August 13th payment ASAP so we can get this current. Please call if you have any questions.




Sincerely,

/s/ TIM J. KEEL
------------------------------
Tim J. Keel
Regional Sales Manager
DVI FINANCIAL SERVICES INC.

                             ACCEPTANCE CERTIFICATE

TO: DVI Financial Services Inc.
Loan and Collateral Schedule No. 001
dated: March 17, 1998


     THIS ACCEPTANCE CERTIFICATE ("Certificate") is being executed and delivered pursuant to the Loan and Collateral Schedule No. 001 and Loan and Security Agreement ("Schedule") each dated as of March 17, 1998 between DVI Financial Services Inc. as secured party ("Secured Party") and Truevision Laser Center of Albuquerque, Inc. as debtor ("Debtor") for the following equipment ("Equipment"):

          MANUFACTURER, MODEL AND SERIAL/IDENTIFICATION NUMBER:

               VISX EXCIMER LASER



  TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO AND THEREFOR

      WE HEREBY CERTIFY AND ACKNOWLEDGE that all the Equipment subject to the above-referenced Schedule and as described herein has been delivered to us; that any necessary installation of the Equipment has been fully and satisfactorily performed; that the Equipment has been examined and/or tested and is in good operating order and condition and is of the manufacture, design and specifications selected by us and is in all respects satisfactory to Debtor; and that, after full inspection thereof, we have accepted the Equipment for all purposes as of the date hereof, including, without limitation, for purposes of the above-referenced Schedule. We hereby represent and warrant that any right we may have now or in the future to reject the Equipment or to revoke our acceptance thereof has terminated as of the date of this Certificate, and we hereby waive any such right by the execution hereof.

      WE HEREBY FURTHER CERTIFY AND ACKNOWLEDGE that Secured Party has fully and satisfactorily satisfied all its obligations under the Schedule, and that any and all conditions to the effectiveness of the Schedule or to our obligations under the Schedule have been satisfied, and that we have no defenses, set-offs or counterclaims to any such obligations, and that the
Schedule is in full force and effect, and that no event of default has occurred thereunder.

      WE HEREBY FURTHER CERTIFY AND ACKNOWLEDGE THAT SECURED PARTY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE CAPACITY, CONDITION, DESIGN, DURABILITY, MATERIAL, MERCHANTABILITY, PERFORMANCE, QUALITY, SUITABILITY, WORKMANSHIP OR VALUE OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR THAT THE EQUIPMENT WILL SATISFY THE REQUIREMENTS OF ANY LAW, RULE, REGULATION, SPECIFICATION OR CONTRACT, OR ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE EQUIPMENT OR ANY ASSOCIATED ITEM OR ANY ASPECT THEREOF.

     WE HEREBY FURTHER CERTIFY AND ACKNOWLEDGE that in the event the Equipment subject to the Schedule fails to perform as expected or represented by the manufacturer/supplier, Debtor shall continue to make monthly payments to Secured Party as required under the terms of the Schedule and Debtor shall look solely to the manufacturer or supplier for the performance of all covenants and warranties with respect to the Equipment and hereby agrees to indemnify Secured Party and hold it harmless from such non-performance or breach of warranty with respect to the Equipment.

     WE HEREBY FURTHER CERTIFY AND ACKNOWLEDGE that Secured Party is not the manufacturer, supplier, distributor or seller of the Equipment and has no control, knowledge or familiarity with the conditioning, capacity, functioning or other characteristics of the Equipment.

     WE HEREBY FURTHER ACKNOWLEDGE that Secured Party is relying upon this Certificate as a condition to making payment to the manufacturer and/or supplier of the Equipment.

Date Equipment Accepted:   4/13/98
                        ------------------

DEBTOR: TRUVISION LASER CENTER OF ALBUQUERQUE, INC.

By: /s/ JOHN HOMAN
   ------------------------------
    John Homan
------------------------------
    (Print Name)

Its President
------------------------------






PLEASE SIGN, DATE AND RETURN TO:
DVI Financial Services Inc.
500 Hyde Park
Doylestown, Pennsylvania 18901

[Copy of Check]

Due Date                 Description                Amount Due
                         Late Charges                 908.84
06/18/98                 Contract Payment           9,088.48
07/18/98                 Contract Payment           9,088.48
08/18/98                 Contract Payment           9,088.48
                                                   ---------
                         Total Due                 28,174.28
                                                   ---------

-----------------------------------------------------------------------------

TO ENSURE PROPER CREDIT OF YOUR PAYMENT
RETURN THIS PORTION WITH CHECK PAYABLE TO:

DVI, INC.                                     TRUEVISION LASER CENTER, INC
P.O. BOX 8500-6270                            1720 LOUSIANA BLVD NE
PHILADELPHIA, PA 19178-6270                   ALBUQUERQUE, NM 87110

                                                                     ----------
Contract Number: 019-0001786-001                          Total Due: $28,174.28
                                                                     ----------
                                                                     ----------
Invoice Number:  98668
Invoice Date:    07/28/98                           Amount Enclosed: $ 9,088.48
                                                                     ----------
Lead Bank:       019

019 0190001786001 098668 002817428 072898

CMAINT. 11                   Lease Contract Inquiry                  08/24/1998
                             Payment History Inquiry
Contract 019-0001786-001     TRUEVISION LASER CENTER, INC

        Trans             Type        Check/Memo     Date Due    Date Rcvd   Amount Rcvd    Tot Rental
0001)   108032            Stand       1289           05/18/98    07/06/98     9,088.48        9,088.48
0002)   105783            Man'l       WAIVE/LATE     04/28/98    06/17/98       454.42
0003)   105782            Over        3630 & 068     04/18/98    06/17/98     2,500.00        2,500.00
0004)   104889            Stand       1246           04/18/98    04/18/98     6,588.48        6,588.48
0005)   Summary Totals

Selection                 5/13                              End of List
                          6/13
                          7/13
                          8/13